UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2008

COWEN GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52048	84-1702964
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

1221 Avenue of the Americas New York, New York	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (646) 562-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On June 17, 2008 Kim S. Fennebresque resigned as non-executive Chairman and as a Board member of Cowen Group, Inc., a Delaware corporation (the “Company”), effective July 15, 2008.  The Company’s Board of Directors has unanimously elected John E. Toffolon, Jr. to succeed Mr. Fennebresque as non-executive Chairman of the Board.

The Company’s related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01.   Exhibits.

(d)	Exhibits

99.1	Press Release issued by the Company dated June 19, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN GROUP, INC.

Date: June 19, 2008	By:	/s/ Christopher A. White
		Name:	Christopher A. White
		Title:	Vice President